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                                                                    EXHIBIT 23.3



             CONSENT OF PRICEWATERHOUSECOOPERS, INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 of S3 Incorporated of our report dated January 22, 1999, appearing in its Annual Report on Form 10-K for the years ended December 31, 1998 and 1997.



                                           /s/ PRICEWATERHOUSECOOPERS
                                          ------------------------------
                                               PricewaterhouseCoopers

Hsinchu, Taiwan  R.O.C.
September 27, 1999